UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2007 (January 25, 2007)
The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)

Ohio	1-13292	31-1414921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14111 Scottslawn Road, Marysville, Ohio 43041

(Address of principal executive offices) (Zip Code)
(937) 644-0011

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirement of John Walker, Ph.D. and John M. Sullivan from Service as Directors; Appointment of John S. Shiely as Director
On January 25, 2007, John Walker, Ph.D. and John M. “Jack” Sullivan, Class I and Class II, respectively of the Board of Directors of The Scotts Miracle-Gro Company (the “Registrant”) retired as members of the Board of Directors for personal reasons and not because of any disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices. In the Current Report on Form 8-K filed on November 8, 2006, the Registrant had reported, under Item 5.02, the intention of Dr. Walker to retire as a member of Class I of the Registrant’s Board of Directors. In the Current Report on Form 8-K filed on November 13, 2006, the Registrant had reported the intention of Mr. Sullivan to retire as a member of Class II of the Registrant’s Board of Directors. Jack Sullivan, 71, and John Walker, 66, had served as directors of the Registrant for twelve (12) years and eight (8) years, respectively. Mr. Sullivan had served as a member of the Registrant’s Audit Committee while Dr. Walker had served as a member of the Registrant’s Finance Committee.
On January 25, 2007, the Registrant’s Board of Directors, upon the recommendation of the Governance and Nominating Committee, appointed John S. Shiely as a member of Class II of the Registrant’s Board of Directors to fill the vacancy created by the retirement of Mr. Sullivan. As a Class II director, Mr. Shiely will hold office for a term which will expire at the 2009 Annual Meeting of Shareholders of the Registrant. Upon the recommendation of the Governance and Nominating Committee, the Registrant’s Board of Directors also nominated Mr. Shiely to serve on the Registrant’s Audit and Finance Committees.
Mr. Shiely, 53, serves as Chairman, President and Chief Executive Officer for Briggs & Stratton Corporation (“Briggs & Stratton”), a manufacturer of small, air-cooled engines for lawn and garden and other outdoor power equipment. Briggs & Stratton is also a producer of generators and pressure washers in the United States. Mr. Shiely has served as President and Chief Executive Officer of Briggs & Stratton since July 1, 2001 and was appointed as that company’s Chairman in 2003. Mr. Shiely is also a director of Marshall & Ilsley Corporation, Quad/Graphics, Inc., Cleveland Rock and Roll, Inc. (corporate board of the Rock & Roll Hall of Fame and Museum) and the Outdoor Power Equipment Institute.
The Registrant’s Board of Directors has determined that Mr. Shiely and his immediate family members have not had (and do not propose to have) a direct or indirect interest in any transaction in which the Registrant or any of the Registrant’s subsidiaries was (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of SEC Regulation S-K. The Registrant’s Board of Directors has also determined that Mr. Shiely qualifies as an “independent director” for purposes of the applicable sections of the Listed Company Manual of the New York Stock Exchange (“NYSE”) and the applicable rules and regulations of the SEC. In his capacity as a non-employee director of the Registrant, on January 26, 2007, Mr. Shiely received the compensation described below under “Compensation Paid to Non-Employee Directors on January 26, 2007”.
A copy of the press release issued by the Registrant on January 25, 2007 announcing the retirement of Messrs. Sullivan and Walker from service as directors and the appointment of Mr. Shiely as a director is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Compensation Paid to Non-Employee Directors on January 26, 2007
On January 26, 2007, each of the individuals then serving as a non-employee director of the Registrant was paid a $40,000 annual retainer for Board of Directors and Board committee meetings. Each member of the Registrant’s Audit Committee received an additional $5,000.
On January 26, 2007, each of the individuals then serving as a non-employee director of the Registrant received a grant of non-qualified stock options (“NSOs”) to purchase 10,000 common shares of the Registrant. Non-employee directors who were members of one or more committees of the Board of Directors received NSOs to purchase an additional 1,000 common shares for each committee on which they served. Additionally, non-employee directors who chaired a committee received NSOs to purchase an additional 2,000 common shares for each committee they chaired. Each of the NSOs granted on January 26, 2007 has an exercise price of $53.15, the closing price of the Registrant’s common shares on NYSE on the grant date. These NSOs will become exercisable on January 26, 2008 and remain exercisable until the earlier to occur of the tenth anniversary of the grant date or the first anniversary of the date the non-employee director ceases to be a member of the Registrant’s Board of Directors. However, if the non-employee director ceases to be a member of the Board of Directors after having been convicted of, or pled guilty or nolo contendere to, a felony, his or her NSOs will be cancelled on the date he or she ceases to be a director. If the non-employee director ceases to be a member of the Registrant’s Board of Directors after having retired after serving at least one full term, his or her NSOs will remain exercisable for a period of five years following retirement subject to the stated term of the NSOs.
The following table summarizes the amount of the annual retainer received by, and the number of common shares subject to the NSOs granted to, each of the non-employee directors of the Registrant on January 26, 2007:

	ANNUAL RETAINER		NUMBER OF COMMON
	RECEIVED		SHARES SUBJECT
NAME OF NON-EMPLOYEE DIRECTOR	(U.S. Dollars)		TO NSO GRANT

Mark R. Baker	$40,000		14,000

Gordon F. Brunner	$40,000		14,000

Arnold W. Donald	$40,000		13,000

Joseph P. Flannery	$40,000		12,000

Thomas N. Kelly Jr.	$45,000	*	12,000

Katherine Hagedorn Littlefield	$40,000		12,000

Karen G. Mills	$45,000	*	14,000

Patrick J. Norton	$40,000		11,000

Stephanie M. Shern	$45,000	*	13,000

John S. Shiely	$45,000	*	12,000

*Includes additional $5,000 received as a member of the Registrant’s Audit Committee.
Item 7.01. Regulation FD Disclosure.
On January 25, 2007, the Registrant issued a press release announcing the retirement of John M. Sullivan and John Walker, Ph.D. from the Registrant’s Board of Directors and the appointment of John S. Shiely to the Registrant’s Board of Directors, in each case on January 25, 2007. A copy of the press release issued by the Registrant on January 25, 2007 is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
     Not applicable.
(b) Pro forma financial information:
     Not applicable.
(c) Shell company transactions:
     Not applicable.
(d) Exhibits:

Exhibit No.	Description	Location

99.1	News Release issued by The Scotts Miracle-Gro Company on January 25, 2007.	Filed herewith
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: January 31, 2007	By:	/s/ David M. Aronowitz

Printed Name: David M. Aronowitz Title: Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 31, 2007
The Scotts Miracle-Gro Company

Exhibit No.	Description	Location

99.1	News Release issued by The Scotts Miracle-Gro Company on January 25, 2007.	Filed herewith